                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                              M & F WORLDWIDE CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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                             M & F WORLDWIDE CORP.
                              35 EAST 62ND STREET
                            NEW YORK, NEW YORK 10021
                               TEL: 212-572-8600

                                        April 26, 2005

To Our Stockholders:

     We cordially invite you to attend the 2005 Annual Meeting of Stockholders of M & F Worldwide Corp., which we will hold at the offices of the Company's wholly owned subsidiary, Mafco Worldwide Corporation, Third Street & Jefferson
Avenue, Camden, New Jersey 08104, on Thursday, May 19, 2005, at 11:30 a.m.
local time.

     The business of the meeting will be to elect directors to serve until the annual meeting in 2008. You can find information on these matters in the accompanying Proxy Statement.

     While stockholders may exercise their rights to vote their shares in person, we recognize that many stockholders may not be able to attend the
Annual Meeting. Accordingly, we have enclosed a proxy that will enable you to vote your shares on the matters to be considered at the Annual Meeting even if you are unable to attend. If you desire to vote in accordance with management's recommendations, you need only sign, date and return the proxy in the enclosed postage-paid envelope to record your vote. Otherwise, please mark the proxy to indicate your vote; date and sign the proxy; and return it in the enclosed postage-paid envelope. In either case, you should return the proxy as soon as conveniently possible.

                                        Sincerely yours,

                                        Howard Gittis
                                        Chairman of the Board, President
                                        and Chief Executive Officer

                             M & F WORLDWIDE CORP.
                              35 EAST 62ND STREET
                           NEW YORK, NEW YORK 10021
                               TEL: 212-572-8600

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of
M & F Worldwide Corp.:

     Notice is hereby given that the 2005 Annual Meeting of Stockholders (the
"Annual Meeting") of M & F Worldwide Corp., a Delaware corporation (the
"Company"), will be held on the 19th day of May 2005 at 11:30 a.m., local time, at the offices of the Company's wholly owned subsidiary, Mafco Worldwide
Corporation, Third Street & Jefferson Avenue, Camden, New Jersey 08104 for the
following purposes:

   1. To elect the nominees for the Board of Directors of the Company to serve until the annual meeting in 2008 and until such directors' successors are duly elected and shall have qualified; and

   2. To transact such other business as may properly come before the Annual
      Meeting or at any adjournment or postponement thereof.

     A proxy statement describing these matters is attached to this notice.
Only stockholders of record at the close of business on March 24, 2005 (the
"Record Date") are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be located at the offices of the
Company at 35 East 62nd Street, New York, New York 10021, for at least ten days prior to the Annual Meeting and will also be available for inspection at the
Annual Meeting.

     To ensure that your vote will be counted, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed prepaid envelope, whether or not you plan to attend the Annual Meeting. Since you may revoke a proxy at any time, you may vote in person at the Annual Meeting even if you have returned a proxy.

                                          By Order of the Board of Directors,

                                          M & F WORLDWIDE CORP.

April 26, 2005

                PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING
        PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
                  THIS WILL ENSURE THAT YOUR SHARES ARE VOTED
                        IN ACCORDANCE WITH YOUR WISHES.

                              M & F WORLDWIDE CORP.

                           -------------------------
                                PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 19, 2005
                           -------------------------

     This proxy statement (the "Proxy Statement") is being furnished in connection with the solicitation by the Board of Directors (the "Board of
Directors") of M & F Worldwide Corp., a Delaware corporation (the "Company"), of proxies to be voted at the 2005 Annual Meeting of Stockholders (the "Annual
Meeting") to be held on the 19th day of May 2005 at 11:30 a.m., local time, at the offices of the Company's wholly owned subsidiary, Mafco Worldwide
Corporation ("Mafco Worldwide"), Third Street & Jefferson Avenue, Camden, New
Jersey 08104 and at any adjournment or postponement thereof (the "Annual
Meeting"). This Proxy Statement and the enclosed proxy card are first being sent to stockholders on or about April 26, 2005.

     At the Annual Meeting, the Company will ask its stockholders (1) to elect the following persons as directors of the Company until the Company's annual meeting in 2008 and until such directors' successors are duly elected and shall have qualified: Philip E. Beekman, Jaymie A. Durnan and Stephen G. Taub; and
(2) to transact such other business as may properly come before the Annual
Meeting or at any adjournment or postponement thereof.

     The principal executive offices of the Company are located at 35 East 62nd
Street, New York, New York 10021, and the telephone number is 212-572-8600.

SOLICITATION AND VOTING OF PROXIES; REVOCATION

     All proxies duly executed and received by the Company, unless such proxies have been previously revoked, will be voted on all matters presented at the
Annual Meeting in accordance with the instructions given therein by the person executing such proxy or, in the absence of such instructions, will be voted FOR the election to the Board of Directors of the nominees for director identified in this Proxy Statement. The Company has no knowledge of any other matters to be brought before the meeting. The submission of a signed proxy will not affect a stockholder's right to attend, or vote in person at, the Annual Meeting. Any stockholder may revoke his or her proxy at any time before it is voted by written notice to such effect received by the Company at 35 East 62nd Street,
New York, New York 10021, Attention: Secretary, by delivery of a subsequently dated proxy or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

     The accompanying form of proxy is being solicited on behalf of the Board of Directors. The solicitation of proxies may be made by mail and may also be made by personal interview, telephone and facsimile transmission, and by directors, officers and regular employees of the Company without special compensation therefor. The Company will bear the costs incurred in connection with the solicitation of proxies and expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners.

RECORD DATE; OUTSTANDING SHARES; VOTING AT THE ANNUAL MEETING

     Only holders of record of the Company's common stock, par value $.01 per share ("Common Stock"), at the close of business on March 24, 2005 (the "Record
Date") are entitled to notice of and to vote at the Annual Meeting. On that date, there were issued and outstanding 19,099,470 shares of Common Stock, each of which is entitled to one vote. The presence, in person or by properly executed proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes
(i.e., shares held by a broker which are not voted because the broker has not received voting instructions from the beneficial owner of the shares and either lacks or declines to exercise the authority

to vote the shares in its discretion), if any, shall be counted for purposes of determining whether a quorum exists. The affirmative vote of a plurality of the votes cast is required to elect the nominees for the Board of Directors of the
Company. With respect to the election of directors, abstentions and broker non-votes, if any, will have no effect on the outcome of the vote.

     Mafco Consolidated Group Inc., a Delaware corporation ("Mafco
Consolidated"), which beneficially owns 7,248,000 shares of the outstanding
Common Stock, representing approximately 37.9% of the outstanding Common Stock as of the Record Date, has informed the Company of its intention to vote its shares of Common Stock FOR the election to the Board of Directors of the nominees for director identified in this Proxy Statement. Mafco Consolidated is wholly owned by MacAndrews and Forbes Holdings Inc. (formerly known as Mafco
Holdings Inc.) ("MacAndrews Holdings"), the sole stockholder of which is Ronald
O. Perelman. Based on the foregoing, the presence, in person or by properly executed proxy, of the holders of 2,301,736 additional shares of Common Stock
(representing approximately 12.1% of the shares of Common Stock outstanding as of the Record Date) would be required to constitute a quorum and elect the director nominees.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Board of Directors consists of Ronald O. Perelman, Philip E. Beekman,
Rosanne F. Coppola, Jaymie A. Durnan, Theo W. Folz, Howard Gittis, Paul M.
Meister, Bruce Slovin and Stephen G. Taub. The Company's Restated Certificate
of Incorporation and By-Laws provide that the Board of Directors shall be divided as evenly as possible into three classes.

     The Board of Directors has nominated Messrs. Beekman, Durnan and Taub for election as directors at the Annual Meeting to serve until the annual meeting in 2008. Messrs. Beekman, Durnan and Taub are currently members of the Board of
Directors whose terms expire at the Annual Meeting. All proxies duly executed and received by the Company, unless such proxies have been previously revoked, will be voted in accordance with the instructions given therein by the person executing such proxy or, in the absence of such instructions, the proxies solicited hereby will be voted FOR the election of the nominees listed herein.
The Board of Directors has been informed that Messrs. Beekman, Durnan and Taub are willing to serve as directors, but if any of them should decline or be unable to act as a director, the Board of Directors may, unless the Board by resolution provides for a lesser number of directors, designate substitute nominees, in which event the individuals named in the proxies will vote for the election of such other person or persons. The Board of Directors has no reason to believe that any such nominee will be unable or unwilling to serve.

     Directors of the Company will be elected by a plurality vote of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting. Under applicable Delaware law, in tabulating the votes, abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION
OF EACH OF THE NOMINEES LISTED HEREIN FOR DIRECTOR.

DIRECTORS AND DIRECTOR NOMINEES

     The name, age (as of March 31, 2005), period of service as a director of the Company, principal occupation and selected biographical information of each director and director nominee are set forth below.

     RONALD O. PERELMAN (62) has been a director and Chairman of the Executive
Committee of the Board of Directors since 1995 and was Chairman of the Board of the Company from 1995 to 1997. Mr. Perelman has been Chairman of the Board and
Chief Executive Officer of MacAndrews Holdings and MacAndrews & Forbes Inc.
(formerly MacAndrews & Forbes Holdings Inc. and, (together with MacAndrews
Holdings, "MacAndrews & Forbes"), which are diversified holding companies, and various affiliates since 1980. Mr. Perelman also is Chairman of the Board of
Revlon Consumer Products Corporation ("Revlon Products") and Revlon, Inc.
("Revlon") and Co-Chairman of the Board of Panavision Inc. ("Panavision"). Mr.
Perelman is a director (or member of the Board of Managers, as applicable) of the following corporations companies which are required to file reports pursuant to the Securities Exchange Act of 1934, as amended (the
"Exchange Act"): Allied Security Holdings LLC, Revlon Products, Revlon, REV
Holdings LLC and Scientific Games Corporation. Mr. Perelman's term as a director of the Company expires in 2007.

     PHILIP E. BEEKMAN (73) has been a director of the Company since 2003. Mr.
Beekman has been President of Owl Hollow Enterprises, a consulting and investment company, for more than the past five years. From 1986 to 1994, Mr.
Beekman was Chairman of the Board and Chief Executive Officer of Hook-SupeRx,
Inc., from 1977 to 1986 he was President and Chief Operating Officer of Seagram
Company Limited and from 1973 to 1976 he was President of Colgate Palmolive Co.
International. Mr. Beekman also is a director of the following corporations which file reports pursuant to the Exchange Act: Linens 'N Things Inc. Mr.
Beekman's term as a director of the Company expires in 2005.

     ROSANNE F. COPPOLA (54) has been a director of the Company since 2003. Ms.
Coppola was Divisional Executive, Global Loans from 1994 to 1998 and Business
Head, Institutional Recovery Management from 1990 to 1994 of Citigroup
(formerly known as Citicorp). She also was Business Head, Leveraged Capital
Division from 1985 to 1990 and Senior Transactor from 1978 to 1985 of Citicorp
Industrial Credit, Inc. Ms. Coppola also was a Senior Credit Officer as well as a Senior Securities Officer. Ms. Coppola's term as a director of the Company expires in 2006.

     JAYMIE A. DURNAN (51) has been a director of the Company since 1995. Mr.
Durnan has been a Director of The Lehman Group, LLC, a business advisory firm, since 2004. Mr. Durnan was the Special Assistant to the Secretary of Defense
from 2003 to 2004 and the Special Assistant and Chief of Staff to the Deputy
Secretary of Defense from 2001 to 2003. Prior to that, Mr. Durnan was a private equity investor with Radius Capital Partners, LLC, a venture capital firm. He was Senior Vice President of MacAndrews & Forbes and various affiliates from
1996 to 1999, Vice President of MacAndrews & Forbes and various affiliates from
1992 to 1996 and Special Counsel to the Chairman of MacAndrews & Forbes from
1992 to 1999. Mr. Durnan was an attorney with the law firm of Marks & Murase from 1990 to 1992 and a United States Navy officer from 1975 to 1990. Mr.
Durnan's term as a director of the Company expires in 2005.

     THEO W. FOLZ (61) has been a director of the Company since 1996. He served as the Company's President and Chief Executive Officer from 1996 to 1999 and as
Chairman of the Board from 1997 to 1999. Mr. Folz has been President and Chief
Executive Officer of Consolidated Cigar Corporation and its successor company,
Altadis U.S.A., a leading manufacturer of cigars, pipe tobacco and smokers'
accessories, since 1984. Mr. Folz's term as a director of the Company expires in 2007.

     HOWARD GITTIS (71) has been a director of the Company since 1995. He has served as the Company's Chairman of the Board, President and Chief Executive
Officer since 2000. Mr. Gittis has been Vice Chairman and Chief Administrative
Officer of MacAndrews & Forbes and various affiliates since 1985. Mr. Gittis also is a director of the following corporations which are required to file reports pursuant to the Exchange Act: Jones Apparel Group, Inc., Revlon and
Scientific Games Corporation. Mr. Gittis' term as a director of the Company expires in 2006.

     PAUL M. MEISTER (52) has been a director of the Company since 1995. Mr.
Meister has been Vice Chairman of the Board of Fisher Scientific International,
Inc. ("Fisher"), a provider of scientific instruments, equipment and supplies, since March 2001 and was Executive Vice President, Vice Chairman and Chief
Financial Officer of Fisher from March 1998 to March 2001. Mr. Meister was
Senior Vice President-Chief Financial Officer of Fisher from 1991 to 1998. Mr.
Meister is a director of the following corporations which file reports pursuant to the Exchange Act: Fisher, LKQ Corporation and National Waterworks, Inc. Mr.
Meister's term as a director of the Company expires in 2006.

     BRUCE SLOVIN (69) has been a director of the Company since 1995 and was an executive officer of MacAndrews & Forbes and various affiliates from 1980 to
2000. Mr. Slovin is a director of the following corporations which file reports pursuant to the Exchange Act: Cantel Industries and Sentigen Holding Corp. Mr.
Slovin's term as a director of the Company expires in 2007.

     STEPHEN G. TAUB (53) has been a director of the Company since 1998. Mr.
Taub was elected President and Chief Executive Officer of the Company's wholly owned subsidiary, Mafco Worldwide, in 1999 and

served as President and Chief Operating Officer of Mafco Worldwide from 1993 to
1999. Mr. Taub was elected Senior Vice President in 1987, and his responsibilities included the manufacturing, botanical and spice operations of
Mafco Worldwide, as well as product marketing to the confectionery and pharmaceutical industries in Western Europe. Mr. Taub joined Mafco Worldwide in
1975 as an Industrial Engineer and in 1982 became Vice President of
Manufacturing. Mr. Taub's term as a director of the Company expires in 2005.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

     The Board of Directors adopted a set of categorical standards (the
"Independence Standards") to assist it in making its determination whether particular members of the Board of Directors are "independent" within the meaning of the New York Stock Exchange (the "NYSE") listing standards. The
Independence Standards adopted by the Board of Directors are in accordance with the rules promulgated by the NYSE. After adopting these standards, the Board of
Directors used them to determine that Messrs. Beekman, Folz, Meister and Slovin and Ms. Coppola (comprising a majority of the Board) are "independent." The
Board of Directors has also adopted a set of Corporate Governance Guidelines, which provide that the Board of Directors will meet regularly in "executive session," that is, without management present, and that the directors present at such meetings shall select the director who shall preside over that meeting.

     Anyone wishing to communicate with any director (or group of directors)
for any purpose, including to report any issue concerning management or any suggestion concerning candidates for the Board of Directors, may do so by sending the communication to the director or group of directors in care of the
Secretary, M & F Worldwide Corp., 35 East 62nd Street, New York, New York
10021, or by facsimile transmission to (212) 572-8435. The Secretary is obliged to forward any such communication promptly and unaltered.

     The Board of Directors has an Audit Committee, a Compensation Committee
and a Nominating and Corporate Governance Committee.

     The Audit Committee, consisting of Ms. Coppola and Messrs. Beekman and
Meister (Chairman), (i) engages the Company's independent auditors, (ii)
approves the plan, scope and results of the audit, (iii) reviews with the auditors and management the Company's policies and procedures with respect to internal accounting and financial controls, (iv) reviews changes in accounting policy and (v) approves the nature, scope and amount of audit-related and non-audit services that the Company's independent auditors may perform. The
Audit Committee operates under a written charter which is available on the
Company's website at www.mandfworldwide.com. The Board of Directors has determined that each of the members of the Audit Committee is "independent"
within the meaning of the NYSE listing standards applicable to audit committee members. The Board of Directors has determined that Mr. Meister is an "audit committee financial expert" within the meaning of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC"). It is anticipated that the existing members of the Audit Committee will continue service in 2005.

     The Compensation Committee, consisting of Messrs. Beekman, Folz (Chairman)
and Slovin, approves compensation, benefits and incentive arrangements for the
Chief Executive Officer and certain other officers and other senior managerial employees of the Company. The Compensation Committee considers and awards options to purchase shares of Common Stock pursuant to the Company's stock option plans. The Compensation Committee operates under a written charter which is available on the Company's website at www.mandfworldwide.com. The Board of
Directors has determined that each of the members of the Compensation Committee is "independent" within the meaning of the NYSE listing standards. It is anticipated that the existing members of the Compensation Committee will continue service in 2005.

     The Nominating and Corporate Governance Committee, consisting of Ms.
Coppola and Messrs. Folz and Slovin (Chairman), considers candidates for the
Board of Directors and the Board's committees and reviews aspects of the
Company's governance structure. The Nominating and Corporate Governance
Committee operates under a written charter which is available on the Company's website at

www.mandfworldwide.com. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is "independent"
within the meaning of the NYSE listing standards. The Nominating and Corporate
Governance Committee will consider candidates for any vacancy on the Board of
Directors that stockholders may suggest in accordance with the procedures described above. The committee has adopted a policy concerning minimum criteria for evaluating candidates. The policy requires that the committee consider available information concerning candidates' character and integrity, maturity of judgment, skills and experience in relation to enhancing the ability of the
Board of Directors to oversee the affairs and business of the Company, and demonstrated ability to cooperatively enhance the decision-making ability of the Board of Directors as a whole. The Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder. The
Nominating and Corporate Governance Committee identifies potential nominees from various sources such as officers, directors and stockholders and may retain, but did not in 2004, the services of third-party consultants to assist it in identifying and evaluating nominees. It is anticipated that the existing members of the Nominating and Corporate Governance Committee will continue service in 2005.

     During 2004, the Board of Directors held five meetings, the Audit
Committee held five meetings, the Compensation Committee held three meetings and the Nominating and Corporate Governance Committee held three meetings.
During 2004, the Board of Directors also acted two times by unanimous written consent. Each director attended more than 75% of the total number of meetings of the Board and any committee on which such director served that were held during 2004. The Company encourages the Board of Directors to attend its annual stockholder meeting. Eight directors attended last year's annual stockholder meeting.

     Copies of the Company's annual reports on Form 10-K, quarterly reports on
Form 10-Q, current reports on Form 8-K, proxy statements, reports under Section
16 of the Exchange Act and any amendments to these documents, as well as current versions of the following documents are available to any stockholder without charge on the Company's website at www.mandfworldwide.com, or upon request to the Secretary, M & F Worldwide Corp., 35 East 62nd Street, New York,
New York 10021.

     o    the Company's Code of Business Conduct, which includes its Code of
          Ethics for principal executive and senior financial officers;

     o    the charters for all standing committees of the Board of Directors, namely its Audit, Compensation and Nominating and Corporate Governance
          Committees; and

     o    the Company's Corporate Governance Guidelines.

COMPENSATION OF DIRECTORS

     Directors who are not currently receiving compensation as officers or employees of the Company or any of its affiliates receive an annual $35,000 retainer fee, payable in monthly installments, plus reimbursement of reasonable out-of-pocket expenses and a fee of $1,000 for each meeting of the Board of
Directors or any board committee (other than the Audit Committee) that they attend. Members of the Audit Committee receive an annual Audit Committee retainer fee of $10,000 per annum in addition to their retainer fee for service on the Board of Directors and a fee of $1,500 for each Audit Committee meeting attended.

     Non-employee directors are eligible to participate in the Company's
Outside Directors Deferred Compensation Plan. This plan enables such directors to forego cash fees otherwise payable to them in respect of their service as a director and to have such fees credited in the form of stock units, which will be payable in the form of stock or cash, as elected by a director, when the director terminates service as a director, or at such other time as he or she elects.

EXECUTIVE OFFICERS

     The following table sets forth as of the date hereof the executive officers of the Company and the Chief Executive Officer of Mafco Worldwide,
which operates the Company's licorice products business.

NAME                                                    POSITION
----                                                    --------

Howard Gittis ..............   Chairman, President and Chief Executive Officer
Barry F. Schwartz ..........   Executive Vice President and General Counsel
Todd J. Slotkin ............   Executive Vice President and Chief Financial Officer
Stephen G. Taub ............   President and Chief Executive Officer of Mafco Worldwide

     For biographical information about Messrs. Gittis and Taub, see "Directors and Director Nominees."

     BARRY F. SCHWARTZ (55) has been Executive Vice President and General
Counsel of the Company since 1996. He has been Executive Vice President and
General Counsel of MacAndrews & Forbes and various affiliates since 1993 and was Senior Vice President of MacAndrews & Forbes and various affiliates from
1989 to 1993.

     TODD J. SLOTKIN (52) has been Executive Vice President and Chief Financial
Officer of the Company since 1999. He has been Executive Vice President and
Chief Financial Officer of MacAndrews & Forbes and various affiliates since
1999 and was Senior Vice President of MacAndrews & Forbes and various affiliates from 1992 to 1999. Prior to 1992, Mr. Slotkin was Senior Managing
Director and Senior Credit Officer of Citigroup.

CODE OF ETHICS

     The Company has adopted a Code of Business Conduct, which includes a Code of Ethics for the Company's principal executive and senior financial officers.
The current version of the Code of Business Conduct is available to any stockholder on the Company's website at www.mandfworldwide.com, or without charge upon request to the Secretary, M & F Worldwide Corp., 35 East 62nd
Street, New York, New York 10021. If the Company changes the Code of Ethics in any material respect or waives any provision of the Code of Ethics for any of its principal executive or senior financial officers, the Company expects to provide the public with notice of any such change or waiver by publishing an appropriate description of such event on its website, www.mandfworldwide.com, or by other appropriate means as required or permitted under applicable rules of the SEC. The Company does not currently expect to make any such waivers.

EXECUTIVE COMPENSATION

     The compensation paid to the Company's President and Chief Executive
Officer, Executive Vice President and General Counsel and Executive Vice
President and Chief Financial Officer and Mafco Worldwide's President for all
services rendered during each of the three years ended December 31, 2002, 2003 and 2004 is set forth in the following Summary Compensation Table.

                          SUMMARY COMPENSATION TABLE

                                                                                            LONG-
                                                                                             TERM
                                                                                         COMPENSATION
                                               ANNUAL COMPENSATION                          AWARDS
                             -------------------------------------------------------- -----------------
                                                                                          NUMBER OF
                                                                          OTHER           SECURITIES           ALL
NAME AND                                                                 ANNUAL           UNDERLYING          OTHER
PRINCIPAL POSITION            YEAR   SALARY ($)(A)   BONUS ($)(A)   COMPENSATION ($)   OPTIONS/SARS(#)   COMPENSATION ($)
---------------------------- ------ --------------- -------------- ------------------ ----------------- -----------------

Howard Gittis .............. 2004             0               0           0                      0                 0
President and Chief          2003             0               0           0                      0                 0
Executive Officer            2002             0               0           0                      0                 0
Barry F. Schwartz .......... 2004             0               0           0                      0                 0
Executive Vice President     2003             0               0           0                      0                 0
and General Counsel          2002             0               0           0                      0                 0
Todd J. Slotkin ............ 2004             0               0           0                      0                 0
Executive Vice President     2003             0               0           0                      0                 0
and Chief Financial Officer  2002             0               0           0                      0                 0

Stephen G. Taub(b) ......... 2004       840,000         882,000           0                      0            15,376
President and Chief          2003       785,000         824,250           0                      0            15,918
Executive Officer of Mafco   2002       735,000         918,750           0                250,000            10,054
 Worldwide

----------

(a)  Includes salary and bonus paid or accrued during the year indicated.
     Messrs. Gittis, Schwartz and Slotkin receive no compensation directly or indirectly from the Company. They provide services to the Company under the terms of a Management Services Agreement with MacAndrews & Forbes.
     MacAndrews & Forbes received payment from the Company for these services of
     $1.5 million in each of 2003 and 2004. MacAndrews & Forbes received no payment from the Company for these services in 2002.

(b)  The amounts reported for Mr. Taub under All Other Compensation represent the costs associated with life and disability insurance reimbursements of
     $10,502, supplemental medical and dental expense benefits of $774 and matching contributions by Mafco Worldwide under its 401(k) plan of $4,100.

STOCK OPTION TRANSACTIONS IN 2004

     The Company granted no options to acquire Common Stock in 2004 to executive officers named in the Summary Compensation Table.

AGGREGATED OPTION/SAR EXERCISES IN 2004 AND YEAR END 2004 OPTION/SAR VALUES

     The following table shows, for 2004, the number of options to acquire
Common Stock exercised and the 2004 year-end value of the options held by the executive officers named in the Summary Compensation Table:

                                                                   NUMBER OF SHARES         VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS/SARS
                             SHARES ACQUIRED       VALUE       OPTIONS/SARS AT YEAR END          AT YEAR END
NAME                         ON EXERCISE (#)   REALIZED ($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
--------------------------- ----------------- -------------- --------------------------- --------------------------

Howard Gittis .............            0                0                   0/0                 $        0/0
Barry F. Schwartz .........            0                0                   0/0                 $        0/0
Todd J. Slotkin ...........            0                0                   0/0                 $        0/0
Stephen G. Taub ...........      150,000         $862,149             450,000/0                 $4,316,500/0

EQUITY COMPENSATION AT YEAR END 2004

     The following table shows, at December 31, 2004, the number of shares of
Common Stock to be issued upon exercise of outstanding stock options, warrants and rights; the weighted average exercise price; and the number of shares of
Common Stock remaining available for future issuance under the Company's stock option plans.

                                                      (A)                            (B)                          (C)
                                                                                                         NUMBER OF SECURITIES
                                                                                                        REMAINING AVAILABLE FOR
                                             NUMBER OF SECURITIES                                        FUTURE ISSUANCE UNDER
                                               TO BE ISSUED UPON          WEIGHTED-AVERAGE EXERCISE    EQUITY COMPENSATION PLANS
                                            EXERCISE OF OUTSTANDING         PRICE OF OUTSTANDING         (EXCLUDING SECURITIES
PLAN CATEGORY                            OPTIONS, WARRANTS AND RIGHTS   OPTIONS, WARRANTS AND RIGHTS   REFLECTED IN COLUMN (A))
--------------------------------------- ------------------------------ ------------------------------ --------------------------

Equity compensation plans approved
 by security holders ..................            2,031,800                 $6.166 per share                   455,000
Equity compensation plans not
 approved by security holders .........               -0-                           -0-                           -0-
                                                   ---------                       -----                        -------
   Total ..............................            2,031,800                 $6.166 per share                   455,000
                                                   =========           ==============================           =======

                         REPORT OF THE AUDIT COMMITTEE

     During fiscal year 2004, the Audit Committee consisted of Ms. Coppola and
Messrs. Beekman and Meister. The overall responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and report the results of its activities to the Board of
Directors. The committee has the responsibility to evaluate the independent auditors, engage them and, if appropriate, engage their replacement. The committee must discuss with the auditors the scope and plan for the audit; when appropriate, approve the plan for the audit; and discuss with both the auditors and management the adequacy and effectiveness of the Company's financial and accounting controls. The committee also reviews with both management and the auditors the Company's quarterly and annual financial statements, including, the quality of accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. In addition, the committee approves the nature, scope and amount of audit-related and non-audit services that the Company's independent auditors may perform.

     The committee reviewed and discussed the audited financial statements with management and the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States ("US GAAP"), including the matters required to be discussed by Statement of Accounting Standards 61
(Codification of Statements on Auditing Standards), and their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the committee under
US GAAP. In addition, the committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board (the
"ISB"), and has received the written disclosures and letter from the independent auditors required by ISB Standard No. 1 (Independence Discussions with Audit Committees). The ISB was created jointly by the SEC and the American
Institute of Certified Public Accountants as a standards-setting body to provide leadership in improving independence requirements for auditors from their audit clients.

     The committee discussed with the Company's independent auditors the overall scope and plans for their audit of the Company's financial statements, and it approved the audit plan. It met with the independent auditors to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The committee considered whether any non-audit service provided to the Company by the independent auditors were compatible with maintaining the auditors'
independence from management and the Company. The committee approved the
Company's request that the independent auditors be permitted to perform certain non-audit services that the Company expects to require in 2005.

     In reliance on the review and discussions referred to above, the committee recommended to the Board of Directors that the Company include the audited financial statements in its Annual Report on Form 10-K for the year ended
December 31, 2004 for filing with the SEC.

                                        THE AUDIT COMMITTEE

                                        Paul M. Meister, Chairman
                                        Philip E. Beekman
                                        Rosanne F. Coppola

                            COMPENSATION COMMITTEE
                       REPORT ON EXECUTIVE COMPENSATION

     During fiscal year 2004, the Compensation Committee was comprised of
Messrs. Beekman, Folz and Slovin. The Compensation Committee's duties include determination of the Company's compensation and benefit policies and practices for executive officers and key managerial employees, including those of Mafco
Worldwide. In accordance with rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation provided to the Company's Chief Executive Officer and the four other most highly compensated executive officers.

     COMPENSATION POLICIES. The overall objectives of the Company's compensation program are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the
Company's business strategy, to maximize the link between executive and stockholder interests through a stock option plan and to recognize individual contributions as well as overall business results. To achieve these objectives, the Company has developed an overall compensation strategy and specific compensation plans that tie a substantial portion of an executive's compensation to performance.

     The key elements of the Company's compensation program consist of fixed compensation in the form of base salary, and variable compensation in the forms of annual incentive compensation and stock option awards. An executive officer's annual base salary represents the fixed component of such executive officer's total compensation, and variable compensation is intended to comprise a substantial portion of an executive's total annual compensation. The
Compensation Committee's policies with respect to each of these elements are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including pension benefits, insurance and other benefits, as well as the programs described below.

     MANAGEMENT SERVICES AGREEMENT. In 2003, the Company entered into a
Management Services Agreement with MacAndrews & Forbes, whereby MacAndrews &
Forbes provides the services of Messrs. Gittis, Schwartz and Slotkin to the
Company to manage the business and provides other management and advisory services to the Company. MacAndrews & Forbes received payment of $1.5 million from the Company for these services in each of 2003 and 2004.

     BASE SALARIES. Base salaries for executive officers are determined based upon the Compensation Committee's evaluation of the responsibilities of the position held and the experience of the individual, and by reference to historical levels of salary paid by the Company and its predecessors.

     Salary adjustments are based on a periodic evaluation of the performance of the Company and each executive officer, as well as financial results of the business. The Compensation Committee takes into account the effect of any corporate transactions that have been consummated during the relevant year and, where appropriate, also considers non-financial performance measures. These include increases in market share, manufacturing efficiency gains, improvements in product quality and improvements in relations with customers, suppliers and employees.

     ANNUAL INCENTIVE COMPENSATION AWARDS. The variable compensation payable annually to executive officers generally consists principally of annual incentive compensation awards. Annual incentive compensation is payable pursuant to contractual provisions with certain executives which provide eligibility to receive bonuses under Mafco Worldwide's Performance Bonus Plan
(the "Mafco Performance Bonus Plan"). Under the Mafco Performance Bonus Plan,
participants are eligible to receive annual performance bonus awards based upon achievement of performance goals established by the Compensation Committee and set forth in their respective employment agreements. Performance goals under the Mafco Performance Bonus Plan are based upon the achievement of EBITDA goals set forth in Mafco Worldwide's business plan during each calendar year. For
2004, the EBITDA goal was exceeded and a bonus of 105% of base salary was paid to two executives. The payments under the Mafco Performance Bonus Plan may not exceed $1,000,000 with respect to any participant in any calendar year and shall not be made unless the Compensation Committee certifies that the performance goals with respect to the applicable year have been met. The annual incentive compensation earned by the executives with respect to 2004 was determined in accordance with such provisions. In addition, the Compensation
Committee may award discretionary bonuses to executive officers.

                                       10

     OTHER INCENTIVE COMPENSATION AWARDS. The other principal component of executive compensation is the granting of stock options, which are intended as a tool to attract, provide incentive to and retain those executives who make the greatest contribution to the business, and who can have the greatest effect on the Company's long-term profitability. The exercise price of stock options is set at a price equal to the market price of the Common Stock at the time of the grant. The options therefore do not have any value to the executive unless the market price of the Common Stock rises.

     CHIEF EXECUTIVE OFFICER COMPENSATION. Mr. Gittis has served as Chief
Executive Officer of the Company since December 7, 2000. Since that date, he has received no compensation, directly or indirectly, from the Company. As described above, the Company pays MacAndrews & Forbes a fee under the
Management Services Agreement for the services of Mr. Gittis.

     TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION. The Compensation Committee
attempts to ensure full deductibility of compensation notwithstanding the limitation on the deductibility of certain compensation in excess of one million dollars under Section 162(m) of the Internal Revenue Code of 1986, as
amended (the "Code"). The Mafco Performance Bonus Plan and the Company's stock option plans, are designed so as to cause stock options and bonuses granted thereunder to be exempt from the limitations contained in Section 162(m) of the
Code.

                                        THE COMPENSATION COMMITTEE

                                          Theo Folz, Chairman
                                          Philip E. Beekman
                                          Bruce Slovin

                                       11

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None.

EXECUTIVE EMPLOYMENT ARRANGEMENTS

     Messrs. Gittis, Schwartz and Slotkin have no employment agreement with the
Company. In 2003, the Company entered into a Management Services Agreement with
MacAndrews & Forbes, whereby MacAndrews & Forbes provides the services of
Messrs. Gittis, Schwartz and Slotkin to the Company to manage the business and provides other management and advisory services to the Company. This agreement expires on December 31, 2005, provided, however, that the term shall be automatically extended for successive one year periods unless either MacAndrews
& Forbes or the Company shall have given written notice to the other party at least ninety days prior to the end of term. Such executive officers are not compensated directly or indirectly by the Company. MacAndrews & Forbes received payment of $1.5 million from the Company for these services in each of 2003 and
2004.

     The Chief Executive Officer of Mafco Worldwide, Mr. Taub, is a party to an employment agreement with Mafco Worldwide. The following is a description of certain terms of Mr. Taub's agreement.

     Mr. Taub's employment agreement provides for his employment as President and Chief Executive Officer of Mafco Worldwide commencing on August 1, 2001 through July 31, 2006. Mafco Worldwide has the right at any time to give written notice of the non-renewal of the employment term. Upon the giving of such notice, the employment term is automatically extended so that it ends five years after the last day of the month in which the notice was given. The employment term is extended on a day-to-day basis until Mafco Worldwide gives notice of non-renewal, although in no event will the term extend beyond May 25,
2016. Mr. Taub will be paid an annual base salary of not less than $685,000, subject to increase at the discretion of Mafco Worldwide. In addition, Mr. Taub may earn a performance bonus of up to 150% of base salary, subject to an annual maximum of $1 million, pursuant to his participation in the Mafco Performance
Bonus Plan as set forth in his employment agreement. In the event of a breach of the agreement by Mafco Worldwide, Mr. Taub is entitled to terminate the employment agreement; in that event or in the event that Mafco Worldwide terminates the agreement other than for cause or Mr. Taub's disability, Mr.
Taub is generally entitled to receive payment of base salary and bonus and the continuation of benefits for five years, offset by any other compensation Mr.
Taub earns during this period. If Mafco Worldwide terminates Mr. Taub's employment for cause, or as a result of his materially breaching the agreement, the agreement provides that Mr. Taub is to be paid through the date of termination only.

MAFCO WORLDWIDE PENSION PLAN FOR SALARIED EMPLOYEES

     The following table sets forth information concerning the estimated annual pension benefits payable to Mr. Taub. A portion of the benefits will be paid under the Mafco Worldwide Corporation Replacement Defined Benefit Pension Plan
(the "Mafco Salaried Pension Plan"), a portion will be paid under an insurance contract issued by the John Hancock Life Insurance Company providing for annuities (the "Annuities") payable to participants in a prior pension plan sponsored by Mafco Worldwide and a portion will be paid under the Mafco
Worldwide Corporation Benefit Restoration Plan (the "Mafco Restoration Plan").
Participants in the Salaried Pension Plan generally include participants under the prior plan and certain salaried employees who are at least age 21 and credited with at least one thousand hours of service in any Plan Year (as defined in the Mafco Salaried Pension Plan) since the date such employee commenced employment.

     Benefits to participants vest fully after five years of service, and such benefits are determined primarily by a formula taking into account an average final compensation determined by averaging the three consecutive completed calendar years of greatest compensation earned during the participant's service to Mafco Worldwide and the number of years of service attained by the individual participants. Benefits are subject to the maximum limitations imposed by federal law on pension benefits. The annual limitation in 2004 was
$165,000, based on a maximum allowable compensation of $205,000. Such compensation is composed primarily of regular base salary, bonus and employers'
contributions to qualified deferred compensation plans. Subject to certain restrictions, participants may make voluntary after-tax contributions of up to ten percent of their aggregate compensations. Any such voluntary contributions are fully vested and nonforfeitable at all times.

                                       12

     Mafco Worldwide established the Mafco Restoration Plan, which was designed to restore retirement benefits to those employees whose eligible pension earnings are limited to $165,000 under regulations enacted by the Internal
Revenue Service. Under the Mafco Restoration Plan, maximum eligible pension earnings are limited to $500,000. The Mafco Restoration Plan is not funded; all other vesting and payment rules follow the Mafco Salaried Pension Plan.

     The following table shows estimated aggregate annual benefits payable upon retirement under the Annuities, the Mafco Salaried Pension Plan and the Mafco
Restoration Plan:

                             ESTIMATED ANNUAL STRAIGHT LIFE ANNUITY BENEFITS AT
                            RETIREMENT WITH INDICATED YEARS OF CREDITED SERVICE
 HIGHEST CONSECUTIVE   --------------------------------------------------------------
 THREE YEAR AVERAGE
    COMPENSATION           15           20           25           30           35
--------------------   ----------   ----------   ----------   ----------   ----------

       $125,000         $ 30,752     $ 41,003     $ 51,254     $ 51,254     $ 51,254
        150,000           38,252       51,003       63,754       63,754       63,754
        175,000           45,752       61,003       76,254       76,254       76,254
        200,000           53,252       71,003       88,754       88,754       88,754
        225,000           60,752       81,003      101,254      101,254      101,254
        250,000           68,252       91,003      113,754      113,754      113,754
        300,000           83,252      111,003      138,754      138,754      138,754
        400,000          113,252      151,003      188,754      188,754      188,754
        450,000          128,252      171,003      213,754      213,754      213,754
       500,000+          143,252      191,003      238,754      238,754      238,754

Benefits shown above reflect the straight life annuity benefit form of payment for employees, assume normal retirement at age 65 and reflect the deduction for social security amounts, but do not reflect the offset for the actuarial equivalent of the benefit derived from the employer contribution account in the
401(k) plan.

     As of December 31, 2004, Mr. Taub had 29 years of credited service.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of any class of the
Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Such filings are available on the Company's website at www.mandfworldwide.com. Officers, directors and persons whose beneficial ownership of Common Stock exceeds ten percent must furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received through the date hereof and representations from certain reporting persons that no other reports were required, the Company believes that all its executive officers, directors and greater than ten percent stockholders complied with all filing requirements applicable to them during 2004.

                                       13

COMMON STOCK PERFORMANCE

     The graph and table set forth below present a comparison of cumulative stockholder return through December 31, 2004, assuming reinvestment of dividends, by an investor who invested $100 on December 31, 1999 in each of (i)
the Common Stock, (ii) the S&P 500 Composite Index (the "S&P 500 Index") and
(iii) a peer group composed of the companies in the Dow Jones US Food Products
Index.
                  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
                       COMPANY COMMON STOCK, THE S&P 500
                 INDEX AND THE DOW JONES US FOOD PRODUCTS INDEX

                               [GRAPHIC OMITTED]

 VALUE OF INITIAL INVESTMENT      12/31/99      12/31/00     12/31/01      12/31/02       12/31/03       12/31/04
-----------------------------   ------------   ----------   ----------   ------------   ------------   ------------

M & F Worldwide Corp.             $ 100.00     $  76.54     $  84.94       $ 106.67       $ 263.90       $ 269.04
S&P 500 Index                     $ 100.00     $  90.90     $  80.09       $  62.39       $  80.29       $  89.03
Dow Jones Food Index              $ 100.00     $ 126.57     $ 137.84       $ 138.38       $ 152.72       $ 183.21

                                       14

                        INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee has selected Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2005. Ernst &
Young LLP representatives will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     AUDIT FEES. The aggregate fees and expenses that Ernst & Young LLP billed to the Company for professional services rendered for the audit of the
Company's 2004 and 2003 financial statements and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the
quarterly periods in 2004 and 2003 were $1,075,100 and $520,100, respectively.
Audit services include fees associated with the annual audit, the audit of the
Company's internal controls under Section 404 of the Sarbanes Oxley Act of
2002, the reviews of the Company's quarterly reports on Form 10-Q and statutory audits required internationally.

     AUDIT-RELATED FEES. The aggregate fees and expenses that Ernst & Young LLP billed to the Company for audit-related services rendered in 2004 and 2003 were
$1,470,000 and $348,800, respectively. Audit-related services include employee benefit plan audits, assistance with compliance with the requirements under
Section 404 of the Sarbanes-Oxley Act of 2002 and the SEC rules promulgated pursuant thereto and audits and reviews not required for the audit of the consolidated financial statements.

     TAX FEES. The aggregate fees and expenses that Ernst & Young LLP billed to the Company for tax services rendered in 2004 and 2003 to the Company were
$20,000 and $23,900, respectively. Tax services include tax planning and tax advice.

     ALL OTHER FEES. The aggregate fees and expenses that Ernst & Young LLP billed to the Company for all other services rendered in 2004 and 2003 to the
Company were $0 and $14,000, respectively. All other services include work related to the proxy statement disclosures.

     AUDITOR INDEPENDENCE AND PRE-APPROVAL. The Audit Committee considered whether any audit-related and non-audit service that Ernst & Young LLP provided were compatible with maintaining the auditors' independence from management and the Company. It has been the Audit Committee's policy to approve in advance the plan of audit services to be provided and an estimate of the cost for such audit services. The Audit Committee has also adopted a policy of approving in advance for each calendar year a plan of the expected services and a related budget, submitted by management, for audit-related services, tax services and other services that the Company expects the auditors to render during the year.
Throughout the year, the Audit Committee is provided with updates on the services provided and the expected fees associated with each service. Any expenditure in excess of the approval limits for approved services, and any engagement of the auditors to render services in addition to those previously approved, requires advance approval by the Audit Committee. The Audit Committee approved the audit plan and fees for the Company's 2004 financial statements and the non-audit services that the Company expects Ernst & Young LLP to provide in 2005.

                                       15

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS

     The following table sets forth the total number of shares of Common Stock that each director of the Company, each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, the officers named in the Summary Compensation Table presented earlier in this Proxy
Statement and all directors and executive officers as a group beneficially owned as of March 31, 2005, and the percent of Common Stock so owned. Common
Stock is the Company's only outstanding voting stock. "Beneficial ownership"
for this purpose is as determined under the rules of the SEC, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, a person beneficially owns a share if the person has sole or shared voting power or investment power with respect to the share or the person has the right to acquire the share within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of any power of attorney or revocation of trust, discretionary account or similar arrangement.

NAME                                                                   AMOUNT AND NATURE
----                                                                     OF BENEFICIAL
STOCK                                                                    OWNERSHIP (A)        PERCENT OF VOTING
-----                                                                ---------------------   ------------------

Mafco Consolidated Group Inc.                                            7,248,000 (b)       37.9%
 35 East 62nd Street
 New York, NY 10021
Dimensional Fund Advisors Inc.                                           1,585,376 (c)        8.3%
 1299 Ocean Avenue
 Santa Monica, CA 90401
Philip E. Beekman                                                     10,900                    *
Rosanne F. Coppola                                                     1,000                    *
Jaymie A. Durnan                                                         500                    *
Theo W. Folz                                                              535,000 (d)         2.7%
Howard Gittis                                                        196,000                  1.0%
Paul M. Meister                                                       72,416                    *
Ronald O. Perelman                                                   500,000                  2.6%
Barry F. Schwartz                                                      5,000                    *
Todd J. Slotkin                                                        5,000                    *
Bruce Slovin                                                               10,410 (e)           *
Stephen G. Taub                                                           366,667 (f)         1.9%
All directors and executive officers as a group (11 persons) (d)         8,950,893 (g)       43.7%

----------

*    Less than 1%.

(a)  Includes Common Stock and options to acquire Common Stock exercisable within 60 days. Of the shares of Common Stock shown for each individual listed, the following amounts represent options exercisable within 60 days:
     Mr. Folz -- 525,000; Mr. Perelman -- 500,000; Mr. Taub -- 366,667.

(b)  All of such shares of Common Stock are indirectly owned by Mr. Perelman through MacAndrews Holdings and aggregate 37.9% of the outstanding Common
     Stock. Mr. Perelman's total beneficial ownership, including the options disclosed in footnote (a) above, is approximately 39.5%.

(c)  Information based solely on a Schedule 13G/A, filed with the SEC by
     Dimensional Fund Advisors Inc. on February 9, 2005.

(d)  Includes 525,000 shares underlying options held by Mr. Folz, which options are exercisable within 60 days.

(e)  Of the shares owned, 5,000 are held in trust for a minor child. Mr. Slovin disclaims beneficial ownership of such 5,000 shares.

(f)  Includes 366,667 shares underlying options held by Mr. Taub, which options are exercisable within 60 days.

(g)  Includes shares of Common Stock indirectly owned by Mr. Perelman through
     MacAndrews Holdings.

                                       16

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     TRANSFER AGREEMENT. In connection with the 1995 transfer (the "Transfer")
to a subsidiary of Mafco Consolidated of substantially all of the Company's consolidated assets and liabilities, with the remainder being retained by the
Company, the Company, a subsidiary of Mafco Consolidated, Pneumo Abex
Corporation (together with its successor in interest Pneumo Abex LLC, "Pneumo
Abex") and another subsidiary of the Company entered into a Transfer Agreement
(the "Transfer Agreement"). Under the Transfer Agreement, Pneumo Abex, a
subsidiary of the Company, retained the assets and liabilities relating to its
Abex NWL Aerospace Division ("Aerospace"), as well as certain contingent liabilities and the related assets, including its historical insurance and indemnification arrangements. Abex transferred substantially all of its other assets and liabilities to the subsidiary of Mafco Consolidated. The Transfer
Agreement provides for appropriate transfer, indemnification and tax sharing arrangements, in a manner consistent with applicable law and existing contractual arrangements.

     The Transfer Agreement requires such subsidiary of Mafco Consolidated to undertake certain administrative and funding obligations with respect to certain categories of asbestos-related claims and other liabilities, including environmental claims, retained by Pneumo Abex. Pneumo Abex will be obligated to make reimbursement for the amounts so funded only when amounts are received by
Pneumo Abex under related indemnification and insurance arrangements. Such administrative and funding obligations would be terminated as to these categories of asbestos-related claims in the case of a bankruptcy of Pneumo
Abex or the Company or of certain other events affecting the availability of coverage for such claims from third-party indemnitors and insurers. In the event of certain kinds of disputes with Pneumo Abex's indemnitors regarding their indemnities, the Transfer Agreement permits the Company to require such subsidiary to fund 50% of the costs of resolving the disputes. The Transfer
Agreement further provides that such subsidiary will indemnify the Company with respect to all environmental matters associated with the Company's pre-1995 operations to the extent not paid by third-party indemnitors or insurers, other than the operations relating to Aerospace, which Pneumo Abex sold to Parker
Hannifin Corporation in 1996.

     THE COMPANY/MAFCO CONSOLIDATED REGISTRATION RIGHTS AGREEMENT. Mafco
Consolidated and the Company are parties to a registration rights agreement (as amended, the "Company/Mafco Consolidated Registration Rights Agreement")
providing Mafco Consolidated with the right to require the Company to use its best efforts to register under the Securities Act of 1933, as amended (the
"Securities Act"), and the securities or blue sky laws of any jurisdiction designated by Mafco Consolidated, all or a portion of the issued and outstanding Common Stock, if any, held by Mafco Consolidated (the "Registrable
Shares"). Such demand rights are subject to the conditions that the Company is not required to (i) effect a demand registration more than once in any 12-month period, (ii) effect more than one demand registration with respect to the
Registrable Shares, or (iii) file a registration statement during periods (not to exceed three months) (a) when the Company is contemplating a public offering, (b) when the Company is in possession of certain material non-public information, or (c) when audited financial statements are not available and their inclusion in a registration statement is required. In addition, and subject to certain conditions described in the Company/Mafco Consolidated
Registration Rights Agreement, if at any time the Company proposes to register under the Securities Act an offering of Common Stock or any other class of equity securities, then Mafco Consolidated will have the right to require the
Company to use its best efforts to effect the registration under the Securities
Act and the securities or blue sky laws of any jurisdiction designated by Mafco
Consolidated of all or a portion of the Registrable Shares as designated by
Mafco Consolidated. The Company is responsible for all expenses relating to the performance of, or compliance with, the Company/Mafco Consolidated Registration
Rights Agreement except that Mafco Consolidated is responsible for underwriters' discounts and selling commissions with respect to the Registrable
Shares being sold.

     MANAGEMENT SERVICES AGREEMENT. In 2003, the Company entered into a
Management Services Agreement with MacAndrews & Forbes, whereby MacAndrews &
Forbes provides the services of three of its executives, Messrs. Gittis,
Schwartz and Slotkin, to the Company to manage the business and provides other management and advisory services to the Company. This agreement expires on
December 31, 2005, provided, however, that the term shall be automatically extended for successive one year periods unless either MacAndrews & Forbes or the Company shall have given written notice to the other party at least ninety days prior to the end of term. Such executive officers are not compensated directly or

                                       17

indirectly by the Company. MacAndrews & Forbes received payment of $1.5 million from the Company for these services in each of 2003 and 2004.

     MACANDREWS & FORBES INSURANCE PROGRAMS. The Company participates in Mafco
Holdings' directors and officers insurance program, which covers the Company as well as Mafco Holdings and its other affiliates. The limits of coverage are available on aggregate losses to any or all of the participating companies and their respective directors and officers. The Company reimburses Mafco Holdings for its allocable portion of the premiums for such coverage, which the Company believes is more favorable than the premiums the Company could secure were it to secure stand alone coverage. At December 31, 2004, the Company has recorded prepaid expenses, other assets and accrued liabilities of $1.2 million, $4.8 million, and $2.6 million relating to the financing of the directors and officers insurance program.

     SECURITY SERVICES. Since the end of 2003, Allied Security Holdings LLC
("Allied Security"), an affiliate of Holdings, has provided contract security officer services to the Company. For 2004, the Company made aggregate payments to Allied Security for such services of approximately $0.3 million, which the
Company believes are competitive with industry rates for similarly situated security firms and as favorable as terms that could have been obtained from an unrelated party in an arms-length transaction.

                            ADDITIONAL INFORMATION

     The Company will make available a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and any Quarterly Report on Form
10-Q filed thereafter, without charge, upon written request to the Secretary, M
& F Worldwide Corp., 35 East 62nd Street, New York, New York 10021. Each such request must set forth a good faith representation that, as of the Record Date,
March 24, 2005, the person making the request was a beneficial owner of Common
Stock entitled to vote. In order to ensure timely delivery of such documents prior to the Annual Meeting, any such request should be made promptly to the
Company. A copy of any exhibit to the Annual Report on Form 10-K may be obtained upon written request by a stockholder (for a fee limited to the
Company's reasonable expenses in furnishing such exhibit) to the Secretary, M &
F Worldwide Corp., 35 East 62nd Street, New York, New York 10021.

     For your convenience, please note that the Company's Annual Reports on
Form 10-K and Quarterly Reports on Form 10-Q are available on the Company's website at http://www.mandfworldwide.com, as well as on the SEC's website at
www.sec.gov.

                             STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, any holder of at least
$2,000 in market value of Common Stock who has held such securities for at least one year and who desires to have a proposal presented in the Company's proxy material for use in connection with the Annual Meeting of stockholders to be held in 2006 must transmit that proposal (along with his or her name, address, the number of shares of Common Stock that he or she holds of record or beneficially, the dates upon which the shares of Common Stock were acquired, documentary support for a claim of beneficial ownership and a statement of willingness to hold such Common Stock through the date of the annual meeting of stockholders to be held in 2006) in writing as set forth below. Proposals of stockholders intended to be presented at the annual meeting of stockholders to be held in 2006 must be received by the Secretary, M & F Worldwide Corp., 35
East 62nd Street, New York, New York 10021, not later than December 29, 2005.
In accordance with the Company's by-laws, assuming the annual meeting of stockholders to be held in 2006 is within 30 days before or after the anniversary date of the Annual Meeting, in order for proposals of stockholders made outside of Rule 14a-8 under the Exchange Act to be considered "timely"
within the meaning of Rule 14a-4(c) under the Exchange Act, the Secretary must receive such proposals at the above address by March 20, 2006. In accordance with the Company's by-laws, assuming the annual meeting of stockholders to be held in 2006 is within 30 days before or after the anniversary date of the
Annual Meeting, proposals of stockholders made outside of Rule 14a-8 under the
Exchange Act must be submitted not later than March 20, 2006 and not earlier than February 20, 2006.

                                       18

                                OTHER BUSINESS

     The Company knows of no other matter that may come before the Annual
Meeting. However, if any such matter properly comes before the meeting, the individuals named in the proxies will vote on such matters in accordance with their best judgment.

April 26, 2005
                                          By Order of the Board of Directors,

                                          M & F WORLDWIDE CORP.

                                       19

ANNUAL MEETING OF STOCKHOLDERS OF

M & F WORLDWIDE CORP.

May 19, 2005

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect as directors of M & F Worldwide Corp. for terms expiring in 2008 and until their successors are duly elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Philip E. Beekman
- ○ Jaymie A. Durnan
- ○ Stephen G. Taub

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

M & F WORLDWIDE CORP.

COMMON STOCK
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING TO BE HELD ON MAY 19, 2005

The undersigned appoints Michael C. Borofsky, Barry F. Schwartz and Todd J. Slotkin, and each of them, attorneys and proxies, each with power of substitution, to vote all shares of Common Stock of M & F Worldwide Corp. ("MFW") that the undersigned may be entitled to vote at the Annual Meeting of Stockholders of MFW to be held on May 19, 2005 on the proposal set forth on the reverse side hereof and on such other matters as may properly come before the meeting and any adjournments or postponements thereof.

The proxy holders will vote the shares represented by this proxy in the manner indicated on the reverse side hereof. Unless a contrary direction is indicated, the proxy holders will vote such shares "FOR" election of the persons nominated as directors by the Board of Directors. If any further matters properly come before the Annual Meeting, it is the intention of the persons named above to vote such proxies in accordance with their best judgment.

(Continued and to be signed on the reverse side)

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